Significant Loss from Disaster	12 Months Ended
Dec. 31, 2017
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Significant Loss from Disaster
42.	SIGNIFICANT LOSS FROM DISASTER

On February 6, 2016, an earthquake struck Taiwan. The resulting damage was mostly to inventories and equipment. The Company recognized earthquake losses of NT$2,492.1 million, net of insurance claim, for the year ended December 31, 2016. Such losses were primarily included in cost of revenue. The related insurance claim was finalized in the first quarter of 2017, and the accumulated earthquake losses were NT$2,386.8 million, net of insurance claim. The Company recognized a reduction of such losses of NT$105.3 million for the three months ended March 31, 2017.